                                                                   Exhibit 10.25


                                                                  EXECUTION COPY

          FOURTH AMENDMENT AND CONSENT, dated as of February 11, 2000 (this "Amendment"), to the Credit Agreement, dated as of November 13, 1997 (as amended by this Amendment, the First Amendment, dated as of April 21, 1998, the Second Amendment, dated as of December 17, 1998, and the Third Amendment, dated as of August 23, 1999, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ASI SOLUTIONS INCORPORATED, a Delaware corporation ("ASI"), MCLAGAN PARTNERS, INC. ("McLagan Partners", together with ASI, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrowers have requested that the Lenders amend certain terms in the Credit Agreement and in the manner provided for herein; and

          WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments, waivers and consents;

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

          1.   Defined Terms.  Unless otherwise defined herein, terms which are
               -------------
defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

          2.   Amendment of Subsection 1.1.  Subsection 1.1 of the Credit
               ---------------------------
Agreement is hereby amended as follows:

          (a) by deleting the definition of "Revolving Credit Termination Date" in its entirety and substituting in lieu thereof the following new definition:

               "Revolving Credit Termination Date": November 30, 2002.

          (b) by adding the following new definitions in the proper alphabetical order:

               "Fourth Amendment": the Fourth Amendment to this Agreement, dated as of February 11, 2000.

               "Fourth Amendment Effective Date": the Effective Date under the Fourth Amendment.
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                                                                               2



          (c) by adding the following proviso at the end of the first sentence of the definition of "Borrowing Base":

          ",provided that, during the period from the Fourth Amendment
            --------
          Effective Date through the date which is 90 days thereafter, the Borrowing Base shall be equal to the sum of (x) the product of the Advance Rate and the aggregate amount of Eligible Accounts of ASI and its Domestic Subsidiaries at the relevant date of determination and
          (y) $2,000,000."

          3.   Amendment to Subsection 7.1(a).  Subsection 7.1(a) of the Credit
               ------------------------------
Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "Maintenance of Current Ratio.  Permit the ratio of Consolidated
           ----------------------------
          Current Assets of ASI to Consolidated Current Liabilities of ASI to be less than (i) 1.15 to 1.00 at any time prior to March 30, 2002 and
          (ii) 1.25 to 1.00 at any time thereafter."

          4.   Amendment to Subsection 7.1(b).  Subsection 7.1(b) of the Credit
               ------------------------------
Agreement is hereby amended by deleting the table therein in its entirety and substituting in lieu thereof the following:

          Period                        Amount
          ------                        ------
          3/31/00 to 3/30/01            Consolidated Net Worth of ASI
                                        as of 3/31/99 plus $2,000,000

          3/31/01 to 3/30/02            Consolidated Net Worth of ASI
                                        as of 3/31/00 plus $3,250,000

          3/31/02 and thereafter       Consolidated Net Worth of ASI
                                       as of 3/31/01 plus $4,250,000

          5.   Amendment to Subsection 7.1(c).  Subsection 7.1(c) of the Credit
               ------------------------------
Agreement is hereby amended by deleting the table therein in its entirety and substituting in lieu thereof the following:

          Period                   Ratio
          ------                   -----
          3/31/00 and thereafter 1.25 to 1.00

          6.   Amendment to Subsection 7.1(d).  Subsection 7.1(d) of the Credit
               ------------------------------
Agreement is hereby amended by deleting the table therein in its entirety and substituting in lieu thereof the following:
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          Test Period                        Ratio
          -----------                        -----

          3/31/00 to 3/30/01                 1.75 to 1.00

          3/31/01 and thereafter             1.25 to 1.00

          7.   Amendment of Subsection 7.1(e).  Subsection 7.1(e) of the Credit
               ------------------------------
Agreement is hereby amended by deleting the table therein in its entirety and substituting in lieu thereof the following:

          Test Period                        Fixed Charge Coverage
          -----------                        ---------------------

          12/31/99 to 6/29/00                1.15 to 1.00

          6/30/00 to 3/30/01                 1.40 to 1.00

          3/31/01 and thereafter             1.50 to 1.00

          8.   Amendment of Subsection 7.1(f).  Subsection 7.1(f) of the Credit
               ------------------------------
Agreement is hereby amended by deleting the table therein in its entirety and substituting in lieu thereof the following:

          Period                       Ratio
          ------                       ------

          12/31/99 to 3/30/01          3.50 to 1.00

          3/31/01 and thereafter       4.50 to 1.00

          9.   Amendment to Subsection 7.8.  Subsection 7.8 of the Credit
               ---------------------------
Agreement is hereby amended by deleting clauses (iii) and (iv) in their entirety and substituting in lieu thereof the following:

          (iii)  $2,000,000 for the fiscal year ending March 31, 2000,
          (iv)   $2,250,000 for the fiscal year ending March 31, 2001 and
          (v)    $2,500,000 during any fiscal year thereafter.

          10.  Consent under Section 2(b)(ii) of the Intercreditor Agreement and
               -----------------------------------------------------------------
Subsection 7.10 of the Credit Agreement.  The Lenders hereby consent and agree
---------------------------------------
that the Subordinated Note payment of $1,666,667 scheduled for April 30, 2000 shall be permitted under Section 2(b)(ii) of the Intercreditor Agreement and subsection 7.10 of the Credit Agreement, provided that:
                                         --------

          (a) no Default or Event of Default shall have occurred after the Effective Date (including, without limitation, any Event of Default in respect of subsection 7.1 of the Credit Agreement) and
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                                                                               4

          (b) the Borrower shall have delivered, on or prior to April 25, 2000, the draft financial statements, which shall be substantially complete, required to be delivered pursuant to subsection 6.1(b) of the Credit Agreement in respect of the quarterly period ending March 31, 2000.

          11.  Assignment and Transfer; Amendment of Schedule 1.1(a); Amendment
               ----------------------------------------------------------------
of Schedule 10.2. (a) Citizens Bank of Massachusetts (the "Transferor Lender")
----------------
hereby irrevocably sells, assigns and transfers to European American Bank and The Chase Manhattan Bank (collectively, the "Purchasing Lenders") all of such Transferor Lender's Commitments and presently outstanding Loans and other amounts owing to such Transferor Lender under the Credit Agreement and the Notes, together with all instruments, documents and collateral security pertaining thereto, such that after giving effect to such sale, assignment and transfer, the Revolving Credit Commitments and term Loans shall be as set forth on Schedule 1.1(a) to the Credit Agreement.

          (b) From and after the Fourth Amendment Effective Date, the Transferor Lender shall relinquish its rights and be released from its obligations under the Credit Agreement.

          (c) Schedule 1.1(a) of the Credit Agreement is hereby amended by deleting the table thereof in its entirety and substituting in lieu thereof the following table:

                                  Commitments
                                  -----------

                                        Revolving Credit
                                        ----------------
Lenders                                 Commitments             Term Loans
-------                                 -----------             ----------

The Chase Manhattan Bank                $ 5,000,000             $ 5,750,000
European American Bank                  $ 5,000,000             $ 5,750,000

                                        -----------             -----------
          Total                         $10,000,000             $11,500,000


          12.  Representations and Warranties.  On and as of the date hereof,
               ------------------------------
the Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis,
                                                          ------- --------
except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrowers hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

          13.  Effectiveness.  This Amendment shall become effective (the date
               -------------
of such effectiveness, the "Effective Date") upon receipt by the Administrative Agent of (a) counterparts of this Amendment duly executed by the Borrowers and each Lender and (b) all fees and expenses payable to the Administrative Agent and the Lenders in connection with this Amendment.

          14.  Continuing Effect; No Other Amendments or Waivers. Except as
               -------------------------------------------------
expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and waiver provided for herein are limited to the specific subsection of the Credit Agreement specified herein and shall not constitute a consent, waiver or
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                                                                               5

amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.

          15.  Expenses.  The Borrowers agree to pay and reimburse the
               --------
Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          16.  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          17.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              ASI SOLUTIONS INCORPORATED

                              By: /s/ Michael J. Mele
                                  -----------------------------------------
                                  Title: Senior Vice President & Chief
                                         Financial Officer

                              McLAGAN PARTNERS, INC.

                              By: /s/ Michael J. Mele
                                  -----------------------------------------
                                  Title: Treasurer

                              THE CHASE MANHATTAN BANK,
                              as Administrative Agent and as a Lender

                              By: /s/ Stephen Zajac
                                  ----------------------------------------
                                  Title: Vice President

                              CITIZENS BANK OF MASSACHUSETTS,
                               as a Lender

                              By: /s/ Shailesh Patel
                                  -----------------------------------------
                                  Title: Vice President

                              EUROPEAN AMERICAN BANK, as a Lender

                              By: /s/ Josephine Savastano
                                  -----------------------------------------
                                  Title: Group Vice President

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Consented To:

C3 SOLUTIONS INCORPORATED

By: /s/ Michael J. Mele
    ------------------------
    Title: Treasurer

ASSESSMENT SOLUTIONS INCORPORATED

By: /s/ Michael J. Mele
    ------------------------
    Title: Treasurer

PROUDFOOT REPORTS INCORPORATED

By: /s/ Michael J. Mele
    ------------------------
    Title: Treasurer

T3 SOLUTIONS INCORPORATED

By: /s/ Michael J. Mele
    ------------------------
    Title: Treasurer

MCLAGAN PARTNERS INTERNATIONAL, INC.

By: /s/ Michael J. Mele
    ------------------------
    Title: Treasurer

MCLAGAN PARTNERS ASIA, INC.

By: /s/ Michael J. Mele
    ------------------------
    Title: Treasurer